SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     August 15, 2001
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                           (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                      1-11661                     13-3447441
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     (State of                    (Commission                (I.R.S. Employer
   Incorporation)                 File Number)              Identification No.)

         3 World Financial Center
           New York, New York                                     10285
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(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 5. Other Events

     On May 24, 2001, Lehman ABS Corporation ("LABS") established the Corporate Backed Trust Certificates, Series 2001-22 Trust (the "Trust") pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a supplement, dated as of May 24, 2001 (the "First Supplement" and, together with the Standard Terms, the "Trust Agreement"). On June 29, 2001, LABS and the Trustee further supplemented the Trust Agreement (the "Second Supplement, and, together with the First Supplement, the "Series Supplement"). On August 15, 2001, LABS and the Trustee amended the Series Supplement (the "First Amendment") to correct a term in the Trust Agreement.

ITEM 7. Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.            Description
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     4.1            First Amendment to the Series Supplement, dated as of August
                    15, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEHMAN ABS CORPORATION


                                        By:  /s/  RENE CANEZIN
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                                             Name: Rene Canezin
                                             Title: Senior Vice President

Date: August 15, 2001

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                                INDEX TO EXHIBITS

Exhibit No.             Description
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    4.1             First Amendment to the Series Supplement, dated as of August
                    15, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.

                                       4